Exhibit 99.1

1 Nasdaq: LUXH; LUXHP LuxUrban Hotels, Inc. ________________ 2024 Investor Day

2 DISCLAIMER Forward Looking Statements This presentation contains certain “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended) . The statements contained in this presentation that are not purely historical are forward - looking statements . Forward - looking statements include, but are not limited to, statements regarding expectations, hopes, beliefs, intentions or strategies regarding the future . In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . Generally, the words “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “possible,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions may identify forward - looking statements, but the absence of these words does not mean that a statement is not forward - looking . Forward - looking statements in this presentation may include, for example, statements with respect to financial and operational guidance, the success of the Company’s collaboration with Wyndham Hotels & Resorts, scheduled property openings, expected closing of noted lease transactions, the Company’s ability to continue closing on additional leases for properties in the Company’s pipeline, as well the Company’s anticipated ability to commercialize efficiently and profitably the properties it leases and will lease in the future . The forward - looking statements contained in this presentation are based on current expectations and belief concerning future developments and their potential effect on the Company . There can be no assurance that future developments will be those that have been anticipated . These forward - looking statements are subject to a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results of performance to be materially different from those expressed or implied by these forward - looking statements, including those set forth under the caption “Risk Factors” in our public filings with the SEC, including in Item 1 A of our 10 - K for the year ended December 31 , 2022 , and any updates to those factors as set forth in subsequent Quarterly Reports on Form 10 - Q or other public filings with the SEC . The forward - looking information and forward - looking statements contained in this presentation are made as of the date of this presentation, and the Company does not undertake to update any forward - looking information and/or forward - looking statements that are contained or referenced herein, except in accordance with applicable securities laws . Non - GAAP Information The Company defines cash net income as net income (loss) before non - cash financing costs, non - cash stock compensation expense, non - cash stock option expense, non - cash rent amortization expense, accrued taxes, non - cash issuance of common stock for operating expenses, and depreciation . The Company believes that cash net income is useful to investors as a measure of a company's operating performance, without regard to generally non - recurring items and non - cash activity . The Company seeks to achieve profitable, long - term growth by monitoring and analyzing key operating metrics, including EBITDA . The Company defines EBITDA as net income (loss) before interest, taxes, financing costs, depreciation and amortization, stock compensation expense and stock option expense, and incremental costs associated with its exit from SoBeNY . The Company defines net debt as current and long - term loans payable and short - term financing costs (together, total debt) less cash and cash equivalents . The Company’s management uses these non - GAAP financial metrics and related computations to evaluate and manage the business and to plan and make near and long - term operating and strategic decisions . The management team believes these non - GAAP financial metrics are useful to investors to provide supplemental information in addition to the GAAP financial results . Management reviews the use of its primary key operating metrics from time - to - time . EBITDA, net debt and cash net income are not intended to be a substitute for any GAAP financial measure and as calculated, may not be comparable to similarly titled measures of performance of other companies in other industries or within the same industry . The Company’s management team believes it is useful to provide investors with the same financial information that it uses internally to make comparisons of historical operating results, identify trends in underlying operating results, and evaluate its business . For purposes of the guidance provided herein for the years ended December 31 , 2023 and December 31 , 2024 , however, estimating such GAAP measures with the required precision necessary to provide a meaningful reconciliation could not be accomplished without unreasonable effort . Non - GAAP measures for future periods, which cannot be reconciled to the most comparable GAAP financial measures are calculated in a manner which is consistent with the accounting policies applied in the Company’s consolidated financial statements . A reconciliation of net income (loss) to EBITDA and net income (loss) to cash net income is included in the financial tables included with this presentation .

3 Brian Ferdinand Chairman and Co - Chief Executive Officer Washington Hotel New York City WELCOME LuxUrban Hotels 2024 Investor Day Shanoop Kothari President, Co - Chief Executive Officer, and Chief Financial Officer

4 Washington Hotel New York City Lafayette Hotel New Orleans, LA OVERVIEW

5 WHO WE ARE • First - mover acquirer of long - term operating rights for hotels facing looming debt maturities in destination cities • Employing an asset light business model to secure long - term cash flows at properties carrying asset vales at generational lows • Manage the business as a portfolio of carefully selected hotels • Lease vs. Buy model delivers estimated ROIC of 10:1 • Majority of portfolio is 3 - 4 star, Select Service hotels; maturing business model is providing opportunities to pursue larger “marquee” properties • Consistent growth in net rental revenue and EBITDA • Significantly improved capital structure • Strategic partnership with Wyndham Hotels & Resorts Townhouse Hotel Miami, FL

6 5 U.S. cities SNAPSHOT 18 Properties currently operating Hotel Impala Miami Beach, FL ~600 Employees Current Locations : New York City Miami Los Angeles New Orleans Washington, D.C. Targeting : Boston London, UK

EVOLUTION OF LUXURBAN

LUXURBAN HOTELS

2021

- ✓ Adds first operating hotel

2022

- ✓ Completes Initial Public Offering
- ✓ Changes name to LuxUrban Hotels
- ✓ Exits legacy apartment rental business
- ✓ 8 operating hotels, including first in NYC
- ✓ 840 hotel rooms available for rent

2024

- ✓ Acquires operating rights to James NoMad in NYC, largest transaction to date

Goals:

- ✓ Continue to expand hotel portfolio by acquiring operating rights of properties with higher room counts (200+)
- ✓ Add industry expertise to Company

2023

Drive growth
Enhance balance sheet
Evolve business profile

- ✓ Eliminates all Senior Debt
- ✓ Extinguishes $87.5 M in future revenue share payment obligations
- ✓ Partnership and onboarding with Wyndham Hotels & Resorts (NYSE: WH)
- ✓ Closes public offering of 13.00% Series A Preferred Stock
- ✓ Net Rental Revenue in 2023 (E) expected to more than double from 2022; significant growth opportunity in 2024

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8 Washington Hotel New York City Lafayette Hotel New Orleans, LA OUR OPPORTUNITY

LUXURBAN IS PLAYING A CRITICAL ROLE IN THE CRE ECOSYSTEM

PURSUING A PERISHABLE OPPORTUNITY

- After 2+ years of extensions, ~$25 BN of hotel CMBS loans are coming due in 2024*
- Loans are coming due in an increasingly risk-averse environment created by Fed-driven higher borrowing costs and more stringent credit criteria
- This is creating challenges for owners / operators to refinance these properties
- LuxUrban's asset-light model and support from Wyndham partnership creates formidable pipeline opportunity

Volume of Maturing Commercial Property Loans by Lender Type**



$600b
500
400
300
200
100
0
2023
2024
2025
2026
2027
2028
2029
2030
CLO
CMBS
Investor-Driven
Private
Government Agency
Insurance
International Bank
National Bank
Regional/Local Bank

** https://www.msci.com/www/quick-take/cmbs-dominates-first-wave-of/03740236548

* https://www.costar.com/article/1355231224/what-to-watch-in-2024-hotel-cmbs-loan-maturities-could-force-owners-hands

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10 SERVICE Streamline operations Lease hotel using refundable security deposit or L etter of Credit Maximize occupancy rates and increase cash flow • Identify low - cost, long - term (target 20 - 30+ years) Triple Net Lease opportunities • Focus on turnkey hotel properties that are dislocated in their capital structure (thus valued at historic lows), yet operating in a relatively successful manner • Owners retain the equity value of their properties • LuxUrban owns the cash flow generated by the operating business for the life of the MLA • Leverage financial, brand and operating advantages of Wyndham relationship to increase TRevPAR * , drive margin expansion, and g enerate increased cash flow ASSET LIGHT GROWTH STRATEGY ~6,000 HOTELS Washington Hotel New York City * TRevPar = Total RevPar defined later in this presentation. Payback period: $13,465 avg. acquisition cost / [($274 TRevPar * 365 days * 24% EBITDA margin) / 12 months]

11 Avg. acquisition cost / unit $13,465 2023 9 Mos. TRevPar $274 YTD EBITDA Margin 24% Payback period 6 months PROPERTY ACQUISITION MATH Six - month payback period on acquisition capital deployed .

12 ECOSYSTEM OVERVIEW Before LUXH Post - LUXH Asset / Hotel Professional Management Company Owner Lender Fixed $ Variable $ Variable $ Fixed $ Fixed $ Variable $ What Brands Do Collects “Toll” Hotel Franchisor • Hotel owners’ variable cash flow is no longer financeable in today’s markets • LuxUrban’s Triple Net Lease and C orporate Guarantee provide landlords with fixed, stable cash flow which is financeable • LuxUrban reaps the property level rewards and is responsible for issues that may arise • LuxUrban is establishing its cost basis at a generational low point Brands provide support on technology and an OTA (and related reward members); they do not operate the property or have impact to the variability of the cash flows

13 Provide branding expertise and support Manage Rewards Programs Direct booking (alternative to OTAs) Website / App / IT Property level software Manage revenue Interact with guests (check in, cleaning, check - out) Maintain property Get reviewed, post - stay What Brands typically do… …and what they typically don’t WHAT BRANDS DO

14 Washington Hotel New York City Lafayette Hotel New Orleans, LA WYNDHAM RELATIONSHIP

15 SUPPORT TO ACCELERATE THE SCALING OF OUR BUSINESS 95+ Countries ~9,100 Hotels 24 Global Brands 852,000 Rooms x Growth capital x Branding, sales, distribution x Operations platform x Credit card processing x Deal sourcing • World’s largest hotel franchisor • Industry ’s #1 hotel loyalty program with 103 M+ enrolled members • Continuous guest facing digital innovation • Operating platform that enhances efficiencies and maximizes ROI Wyndham Provides LuxUrban • Signed August 2023; initial property onboarding completed Q4 2023

16 WYNDHAM COLLABORATION BENEFITS Margin Capitalize on Wyndham’s world class operating infrastructure to realize significant primary and secondary costs savings TRevPAR Wyndham brand power, sales / distribution platform, and customer reach expected to drive revenue at each acquired property Financing Committed, non - dilutive capital to help fund continued growth • Wyndham to provide growth capital to LUXH on a property - by - property basis • Property Improvement Plan (PIP) investments expected to drive TRevPAR , elevate customer experience, and preserve / enhance asset value for LUXH and property owner • LUXH now able to pursue larger hotel properties (200+ rooms) with Wyndham financial support • Access to 103+ M member Wyndham Rewards Program, whi ch accounts for 1 out of every 2 U.S. hotel bookings • Onboarding to Wyndham’s booking channels expected to reduce OTA costs by up to 33% from prior costs incurred by LUXH • Secondary benefits related to staffing and operations also expected to materialize beginning in 2024

17 DEVELOPMENT INCENTIVE ADVANCES O Hotel Los Angeles, CA • Wyndham provides capital for the placement of security deposits via “Development Incentive Advances” (DIA) • DIA can, in many cases, approximate the security deposit required to secure a new hotel property under MLA • Security deposits are our capital investment to generate the related cash flow from new acquisitions • Security deposits are refundable at the end of the lease term (balance sheet assets) • DIA are not required to be repaid and are treated as a liability on the balance sheet and amortized over the life of the related franchise agreement • DIA will allow us to accelerate our growth and mitigate risk

18 WHY PARTNER WI TH LUXURBAN 1. They recognize the generational opportunity 2. Opportunity to capitalize on current and future cash flow generation capacity of the business 3. Opportunity to align with first mover partner to help execute rapid growth plans 4. Sizable potential future upside (optimization, ADR growth, other revenues) What Compels Industry Leading Companies to Work with LuxUrban ? The Variety Miami Beach, FL

19 Washington Hotel New York City Lafayette Hotel New Orleans, LA RECENT DEVELOPMENTS

20 MATURING BUSINESS MODEL: LARGEST PROPERTY MLA TO DATE • 353 - room, NYC Landmark Property • Operating rights acquired from GFI Hospitality, which has completed over $4 BN in property transactions • Onsite dining and bar (third - party operated) • Indicative of the size and quality of the hotels we are now able to target due to Wyndham’s support “ GFI looks forward to collaborating with LuxUrban on additional transactions. As a developer and owner of over $4 billion of hospitality assets, we are very excited to be working with LuxUrban .” - Allen Gross, CEO of GFI

21 FUTURE PARTNERSHIP OPPORTUNITIES • We entered into a non - binding LOI with internationally recognized hotel operator across diverse markets and asset types (>80,000 units worldwide) • LOI currently contemplates: x Operator provides LUXH with access to pipeline opportunities, not naturally available x Operator , over time, gains certain operating rights across LUXH portfolio x LUXH to maintain strict budget approval x LUXH to benefit and pool internal expertise from operator in areas such as centralized purchasing, economies of scale, union relations Potential Partnership Opportunity with Top - tier Operator • Various branding and co - branding opportunities • Certain discussions at early stages for product placement and exposure for significantly discounted pricing (i.e. lower operating expenses) • Will gain momentum with scale Other Partnership Opportunities

22 Washington Hotel New York City Lafayette Hotel New Orleans, LA OUR NUMBERS

23 AT A GLANCE Compared to December 31, 2022 $4.8 M + $3.7 M Cash & Cash Equivalents $0.4 M ($12.5) M Net Debt $21.5 M + $24.8 M Stockholders’ Equity September 30, 2023 Net Rental Revenue $115 - $122 $265 - $270 2023 (E) 2024 (E) $44 2022 EBITDA $25 - $30 $60 - $70 2023 (E) 2024 (E) $8 2022 Margin Targets Gross Margin SG&A** EBITDA 30% - 40% 10% - 12% 20% - 25% **excluding non - cash items $ in MMs *measured at midpoint of 2023 (E) $ in MMs Estimates for 2023 revised from $120 - $125 M and $27 - $32 M, respectively, to reflect onboarding of LUXH properties to Wyndham platform during Q3 / Q4 2023. Excluding this onboarding effect, Net Rental Revenue for 2023 would have been ~ $4 M higher with related increase in EBITDA. 2024 estimates are unchanged from prior guidance.

24 PROPERTY OVERVIEW ▪ MLAs come with multiple layers of approval ▪ Time to transition from MLA to possession varies ▪ A complex process with an elongated sales cycle in some cases ▪ Due to complexity of the process, moving to only announce upon possession / hosting Hotel 57 3 Weeks 123 Washington 6 Months MLA to Possession Times Can Vary Greatly

25 UNIT ECONOMICS: TRevPAR We Bel ie ve We Have One of the L owest P er - Night Property Level B reakeven C osts in the Markets W e Serve 2019 2020 2021 2022 9 Mo. 2023 (E) 2023 2019 2020 2021 2022 9 Mo. 2023 TRevPAR ($) Occupancy (%) 84% 61% 72% 77% 81% $103 $157 $122 $247 $250 - $280 $150 - $170/night TRevPAR property level break - even rate $274 • Three key hotel performance indicators are Average Daily Rate (ADR), RevPAR, and Occupancy • We believe that Total RevPAR (or “ TRevPAR ”) is the most representative way to present our results TRevPAR = Room Rental Rate + Ancillary Fees + Taxes + Other Revenue • TRevPAR divides All Revenue Streams by All Rooms Available for Rent Across the Portfolio , occupied or not • This approach reflects the Company’s ability to successfully monetize its inventory of available rooms • Reflecting current portfolio make up (NYC focus), TRevPAR is typically weakest in Q1

26 • We calculate TRevPAR inclusive of all other revenues, as well as pass through charges for which we are responsible. • Other revenues are related to room rentals such as baggage fees, parking, valet, cancelations for non - refundable, etc. • ADR does not include pass through charges and other revenues / fees typical in the hotel model. • We use TRevPAR , as it is an all - inclusive, transparent, and reconcilable to our financials as we operate only one segment COMPONENTS OF TRevPAR 66% 68% 70% 72% 74% 76% 78% 80% 82% $- $50 $100 $150 $200 $250 $300 $350 $400 LUXH Host Sunstone Pebblebook DiamondRock Total RevPar Occupancy 2023 Nine Month LUXH TRevPAR $274 Rental Revenue $189 Taxes & Pass Through $41 Cancellation Fees $25 Ancillary Revenue $19 TRevPAR and Occupancy: Peer Comparative Overview * * Total RevPAR not available in most recent public filing.

DRIVING TRevPAR GROWTH


2023 (E)
$250 - $280
2022
$247

Long-term TRevPAR Drivers

- Overall occupancy
- ADR
- Quality of units counts (3 star / 4 star)
- Ancillary / other revenue

Travel Recovery Provides Upside Potential

- 2024 U.S. leisure travel expected to exceed 2019 and 2023 levels*
- 2024 U.S. business travel is expected to grow from 2023 and reach 95% of 2019 levels by the end of the year.* However, macroeconomic and political uncertainty are likely to produce tightly managed travel spend.**
- 2023 international tourism was at 88% of pre-pandemic levels. Remaining pent-up demand, increased air connectivity, and a stronger recovery of Asian markets and destinations, are expected to underpin a full recovery by the end of 2024.***

*https://www.ustravel.org/sites/default/files/2024-01/us_travel-forecast_fall2023-1.pdf

**Deloitte 2024 Travel Outlook

*** https://webunwto.s3.eu-west-1.amazonaws.com/s3fs-public/2024-01/240119-unwto-barometer-international-tourism-to-reach-pre-pandemic-levels-in-2024-en.pdf?VersionId=cfW9RGOhuTBRq83ypXGMzwEGIIBmIXOQ

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28 BALANCE SHEET OVERVIEW • Amounts did not exist in prior years • Amounts due from OTAs are related to the diversification away from our largest OTA and the associated changes in payment terms o Change from Q2 2023 to Q3 2023 was $0.8 M • Receivables from landlords was due to a lease audit in which we determined that certain expenses we incurred were for the benefit of common spaces and re - billed to the landlord in accordance with the lease • Receivables from NYC were related to Hotel 46 and Hotel 27, which were part of the migrant program and subsequently cancelled after the execution our respective MLAs • We believe that the City of New York will honor these receivables and that these funds will be released to us in 2024 • Expect that receivables will normalize over time to no more than 10% of quarterly revenues as business continues to mature 8% 40% 52% Channel Retained Funds and Receivables from OTAs September 30, 2023 $12.9 M Results for the First Nine Months of 2023 Do Not Include any Material Impact from Wyndham Partnership OTAs / RECEIVABLES / PROCESSOR RETAINED FUNDS Make Up of Receivables Balance at September 30, 2023 Due from landlords OTAs Due from NYC Processor Retained Funds Q1 2023 Q2 2023 Q3 2023 $5.9 M $7.0 M $6.9 M

29 CASH FLOW RECONCILIATION TO EBITDA ($ in thousands; unaudited) x Net Rental Revenue x EBITDA x Operating units x TRevPAR Efficiently using cash position while driving long - term growth in: Potential Net Twelve - Month Growth Rate 2 - 3x Nine Months Ended September 30, 2023 Reconciliation of Cash flow to EBITDA

30 BUT THE MODEL IS EVOLVING - 50 100 150 200 250 300 350 400 $(1,000) $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 Deal A Deal B Deal C Deal D Net Deposit Per Unit Units • Opportunities in the pipeline have lower net deposit amounts • Some opportunities have net cash due to LuxUrban (Deal C) • Each deal is different, but subset on this page is the same core market • This is compared to our YTD average acquisition cost of $13,465 vs this average of $3,640 Selected Pipeline Opportunities in Core Market

31 TRevPAR BREAKEVEN EXAMPLES Property B Property A ~110 ~200 Units: $176,817 $375,000 Rent/Month $17,947 $29,795 Insurance & WC -- -- Liability $68,563 $112,000 Property Taxes $35,000 $48,000 Utilities $125,000 $520,000 Payroll $15,000 $20,000 Maintenance & Repair $50,408 $127,051 Other Taxes, OTA, Credit Card $488,735 $1,231,846 Monthly $5,864,820 $14,782,152 Annual 3 - Star Hotel 4 - Star Hotel $137 $187 Daily Breakeven / All In • The examples on this page reflect a 4 - star and 3 - star property in New York City. • The amounts on this page compare to how we calculate TRevPAR (all in and inclusive of all commissions, taxes, labor, utilities and fees). • These are calculated on a per room basis, each room , every night • In the event of a period of reduced rates, we would be able to drive down our breakeven with reduced staffing, reduced utility usage, etc.

32 Washington Hotel New York City Lafayette Hotel New Orleans, LA WHAT CAN WE DO BETTER?

33 AREAS FOR IMPROVEMENT • Develop greater operating efficiencies, leveraging our scale • Maximize daily room rates, especially during tight booking windows • Provide more services / drive more revenues per room outside of initial “rental rate” • Better leverage landlord relationships; our landlords are well connected • Improve our working capital • Deepen bench strength (industry experience) to reflect our growth and maturation • Continue to evolve shareholder base to long - term institutions • Refine shareholder communications x the Company will only announce acquisitions when they are opened for hosting guests and have completed the entire MLA process . Where Can We Improve in 2024? The Variety Miami Beach, FL

34 VALUE PROPOSITION AND AREAS OF FOCUS • Asset light business model capitalizing on historic disruption in hotel industry valuations • Growing portfolio of hotel properties and rooms available for rent • Data - driven operating approach designed to maximize property - level profitability as quickly as possible • High insider ownership aligns interests of manag e ment with shareholders • 2023 : o Substantial growth in Net Rental Revenue and EBITDA, significantly improved balance sheet • 2024 : o Focus on expansion o Add density in current markets to exploit economies of scale and benefits of Wyndham partnership o Potentially expand to new U.S. and international cities o Continue to drive property - level operating efficiencies, organically and via select partnerships

35 Washington Hotel New York City FINANCIAL QUESTIONS FINANCIAL FAQs

36 QUESTIONS WHAT IS A TRIPLE NET LEASE? WHO IS YOUR COMPETITION? CAN YOU EXPLAIN THE USE OF LEASE ACCOUNTING? WHY WOULD YOU PASS ON AN MLA? The Herald New York City IS YOUR GUIDANCE CONSERVATIVE? ARE YOU CASH FLOW POSITIVE? WHAT IS THE LEVEL OF INDUSTRY EXPERIENCE THROUGHOUT THE COMPANY?

37 The Bogart Hotel Brooklyn, NY AUDIENCE Q&A OPEN THE FLOOR TO QUESTIONS

38 Washington Hotel New York City APPENDIX

39 FINANCIAL OVERVIEW ($ in MMs ) – as of Q3 2023 Record net rental revenue and EBITDA First ever quarterly GAAP net income 1,446 units available for rent Net Rental Revenue Cash and Cash Equivalents T otal Debt Shareholders’ (Loss) Equity Net (Loss) Income EBITDA $31.2 $11.6 $4.9 $ (3.2) $8.4 $2.4 Q3 2023 v. Q3 2022 September 30, 2023 v. December 31, 2022 $4.8 $1.1 $5.2 $14.0 $21.5 $ (3.3) Cash position increased 4x Total debt* and net debt** declined Shareholders’ Equity improved by ~$25 M * Total Debt is comprised of short - term business financing, current loans payable and non - current loans payable ** Net Debt is comprised of Total Debt minus Cash & Cash Equivalents

40 FINANCIAL RESULTS OVERVIEW ($ in 000s; unaudited) 9 Mo. 2022 9 Mo. 2023 Q3 2022 Q3 2023 Condensed Consolidated Statements of Operations $ 30,876 $ 85,884 $ 11,575 $ 31,208 Net Rental Revenue $ 10,259 $ 23,353 $ 4,889 $ 7,812 Gross Profit $ 6,818 $ 9,297 $ 4,953 $ 1,982 General and Administrative Expenses $ 7,176 $ 12,355 $ 5,311 $ 2,723 Total Operating Expenses $ 3,083 $ 10,998 $ (422) $ 5,089 Income from Operations $ (4,072) $ (30,227) $ (4,072) -- Non - Cash Financing Costs $ (1,036) $ (24,620) $ (3,218) $ 4,935 Net Income (Loss) $ 7,666 $ 20,559 $ 2,369 $ 8,419 EBITDA $ 4,233 $ 15,093 $ 846 $ 5,657 Cash Net Income December 31, 2022 September 30, 2023 Balance Sheet Summary $ 1,076 $ 4,799 Cash & Cash Equivalents $ 11,548 $ 28,129 Current Assets $ 107,963 $ 282,265 Total Assets $ 111,255 $ 260,787 Total Liabilities $ (3,292) $ 21,478 Stockholders’ Equity (Deficit)

41 RECONCILIATION TABLES Net Loss to EBITDA and Cash Net Income

42 RECONCILIATION TABLES Net Loss to EBITDA and Cash Net Income